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                          COLUMBIA FUNDS SERIES TRUST
                             HIGH INCOME PORTFOLIO

                         SUPPLEMENT DATED MARCH 6, 2006
                     TO PROSPECTUSES DATED NOVEMBER 1, 2005

        The prospectuses for High Income Portfolio (the "Portfolio"), a portfolio series of Columbia Funds Series Trust (the "Trust"), are hereby supplemented to identify that at a meeting held February 13-14, 2006, the Board of Trustees of the Trust approved a Plan of Liquidation and Termination for the Portfolio. The liquidation is expected to occur on or about March 24, 2006. The Portfolio was created in 2002 as part of Columbia Management Group's fixed income separate account wrap structures, and was designed to provide high yield market exposure for the Core Plus and High Yield wrap strategies within those structures (the "Strategies"). Effective August 2005, the Strategies were dissolved and substantially all of the Portfolio's assets were redeemed. As soon as is reasonably practicable after the liquidation date, any shareholder of the Portfolio on the liquidation date will receive, in cash, their proportionate share in the Portfolio's net assets.

INT-47/107424-0306